Note 7 - Cost of Sales	12 Months Ended
Dec. 31, 2019
Statement Line Items [Line Items]
Disclosure of cost of sales [text block]
7.
COST OF SALES

Cost of sales excludes depletion, depreciation and amortization and are costs that are directly related to production and generation of revenues at the operating segments. Significant components of cost of sales are comprised of the following:

	Year Ended December 31,
	2019	2018
Consumables and materials	$45,947	$49,750
Labour costs	118,229	106,540
Energy	35,135	35,366
Other costs	13,243	13,300
Production costs	$212,554	$204,956
Transportation and other selling costs	2,735	3,399
Workers participation costs	9,036	5,775
Environmental duties and royalties	1,438	1,288
Inventory changes	3,459	(3,776)
(Cost recovery) writedowns related to Republic Metals Refining Corp. bankruptcy (1)	(1,600)	7,520
Standby Costs (2)	2,879	—
Restructuring costs (3)	1,645	—
	$232,146	$219,162

(1)
In
November 2018,
one
of the refineries used by the Company, Republic Metals Refining Corp. ("Republic"), announced it filed for bankruptcy. As a result, the Company wrote off
$7.5
million in inventory that were in Republic's possession for refining. In
September 2019,
the Company reached a partial litigation settlement for
$1.6
million. The Company continues to pursue legal and insurance channels to recover the remaining balance of inventory, but there is no
assurance that this inventory is recoverable.

(2)
Effective from
July 2019,
the Company temporarily suspended all mining and processing activities at the San Martin operation due to a growing insecurity in the area and safety concerns for our workforce. The Company is working with authorities to secure the area and uncertain of a restart date.

(3)
Effective
September 2019,
the Company has temporarily suspended milling operations at the La Parrilla mine. Restructuring costs reflect estimated costs, such as severance and plant closure costs, incurred or to be incurred for re-organizing the operation.